Exhibit 99.1

Airspan To Debut 5G Innovation Lab in the UK for Partners and Customers

Innovation Lab will lead Airspan’s efforts to expand collaboration on, and accelerate adoption of, Open RAN technology and its ecosystem

London, UK – May 6, 2021: Airspan Networks, which provides groundbreaking, disruptive software and hardware for 5G network solutions, today announced plans to open a 5G Innovation Lab this month at its Slough, UK offices outside of London, in order to continue to lead innovation, promote collaboration with technology partners and customers, and to accelerate the adoption of Open RAN technology and its ecosystem.

The investment is part of Airspan’s ongoing initiative to invest in R&D and innovative and disruptive hardware and software. Airspan intends for the lab to serve multiple purposes: as a showcase and demonstration facility for partners, customers and government institutions, to focus on the development of Open RAN software, 5G sub 6 GHz and mmWave indoor and outdoor equipment, and private network use cases – all with the goal to provide partners and customers with the critical opportunity to collaborate, integrate and test features.

Led by Airspan’s R&D and Advanced Customer Services and Solutions teams, the lab is expected to feature:

●	A full, end-to-end 5G Open RAN solution provided by Airspan software (CU, DU, RIC) and hardware (RU), including mmWave and sub 6GHz radios, ready to connect to any other elements of a 5G network.

●	Critical interoperability testing with the key elements of a 5G standalone network: 5G Core, other RAN vendors, devices, transport/PTP, COTS servers, cloud native platforms, orchestrators and xApps.

●	Indoor over the air (OTA) RF testing using a recently awarded Ofcom license in sub 6 and a future license in mmWave. This includes massive MIMO and beamforming features.

●	Validation of real use cases for public and private networks, to accelerate adoption of Open RAN and showcase its many benefits.

●	Development, testing and validation of new features following 3GPP and O-RAN Alliance latest releases in a fully virtualized 5G network based on Open RAN architecture.

●	Support for the UK government’s disruptive Supply Chain Diversification plan.

Expanding Technology and Employee Presence in UK

The creation of this 5G Innovation Lab is part of Airspan’s ongoing plans to expand its employee presence in the UK, as the company plans to significantly increase the number of its UK-based software engineers. Airspan expects to add and expand innovation labs in other countries as well.

“We are excited to continue to invest to drive innovation in the UK and globally by working together with partners and customers, in innovation labs like this one,” said Eric Stonestrom, President and CEO of Airspan. “Through critical collaboration and testing in these labs, which we believe will help accelerate the development of Open RAN and 5G solutions and open architecture, we believe Airspan will continue to be at the forefront of innovation and industry disruption.”

Airspan welcomes the recommendations made by the Telecoms Diversification Taskforce and believes the policy measures outlined will deliver the UK government’s stated objectives to diversify and strengthen the UK’s 5G supply chains. As a result, Airspan is pleased to create additional highly-skilled engineering jobs in the UK, and to continue to invest in cutting-edge 5G technology and R&D. Our new Innovation Lab is expected to support the development of end-to-end Open RAN solutions, including software, 5G mmWave indoor and outdoor equipment, and critical 5G use cases.

UK Minister for Digital Infrastructure Matt Warman said, “We’re investing £450 million to explore how 5G can boost the economy while also building confidence and competition in this revolutionary technology. Airspan’s new lab of telecoms innovators will develop cutting-edge 5G networks and help create jobs and a more secure and diverse UK telecoms supply chain.”

Global Scale: 1,000+ customers in more than 100 countries

With more than 1,000 customers in over 100 countries worldwide, Airspan is at the forefront of breakthrough 5G RAN hardware and software, with increasing convergence between fixed broadband and mobile use cases and operators. Network operators are accelerating adoption of virtualization and densification, changing their reliance on proprietary hardware to a focus on software and cloud architecture. These trends are expected to provide Airspan with an opportunity to take market share from the legacy network providers and enter new high growth market segments such as private 5G and fixed wireless access.

Link for Job Applications

Candidates interested in working for Airspan and filling available positions can go to www.airspan.com/careers and apply online.

About Airspan

Airspan is a US-based provider of ground-breaking, disruptive software and hardware for 5G networks and a pioneer in end-to-end Open RAN solutions interoperable with other vendors. As a result of our innovative technology and significant R&D investments to build and expand our 5G solutions portfolio, Airspan is well positioned with Open RAN, private networks, fixed wireless access (FWA) and CBRS solutions, providing tier 1 mobile network operators solutions to deploy their networks of the future, today. With over 1 million cells shipped to 1,000 customers in more than 100 countries, Airspan has global scale. For more information, visit www.airspan.com.

In March 2021, Airspan entered into a business combination agreement with New Beginnings Acquisition Corp. (“NBA”) (NYSE American: NBA), pursuant to which Airspan will become a wholly-owned subsidiary of NBA. The closing of the business combination with NBA is subject to customary closing conditions, including shareholder approvals and the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Upon closing, NBA will be renamed “Airspan Networks Holdings Inc.” and its common stock is expected to be listed on the NYSE American with the ticker symbol “MIMO.” See www.nbaspac.com for more information.

About New Beginnings Acquisition Corp.

New Beginnings Acquisition Corp. is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. New Beginnings Acquisition Corp. business strategy is to identify and complete its initial business combination with a company that can benefit from (i) the managerial and operational experience of its management team (ii) additional capital and (iii) access to public securities markets.

Additional Information and Where to Find It

NBA intends to file with the SEC a proxy statement / prospectus on Form S-4 relating to the proposed business combination (the “Proposed Transaction”), which will be mailed to its stockholders once definitive. This news release does not contain all the information that should be considered concerning the Proposed Transaction and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Transaction. NBA’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement / prospectus and the amendments thereto and the proxy statement / prospectus and other documents filed in connection with the Proposed Transaction, as these materials will contain important information about Airspan, NBA and the Proposed Transaction. When available, the proxy statement / prospectus and other relevant materials for the Proposed Transaction will be mailed to stockholders of NBA as of a record date to be established for voting on the Proposed Transaction. Stockholders will also be able to obtain copies of the preliminary proxy statement / prospectus, the definitive proxy statement / prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: New Beginnings Acquisition Corp., 800 1st Street, Unit 1, Miami Beach, FL 33139, USA.

No Offer or Solicitation

This news release is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transaction and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in Solicitation

NBA and its directors and executive officers may be deemed participants in the solicitation of proxies from NBA’s stockholders with respect to the Proposed Transaction. A list of the names of those directors and executive officers and a description of their interests in NBA is contained in NBA’s annual report on Form 10-K for the fiscal year ended December 31, 2020, as filed on March 31, 2021, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to New Beginnings Acquisition Corp., 800 1st Street, Unit 1, Miami Beach, FL 33139, USA. Additional information regarding the interests of such participants will be contained in the proxy statement / prospectus for the Proposed Transaction when available.

Airspan and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of NBA in connection with the Proposed Transaction. A list of the names of such directors and executive officers and information regarding their interests in the Proposed Transaction will be included in the proxy statement / prospectus for the Proposed Transaction when available.

Cautionary Statement Regarding Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding Airspan’s industry and market sizes, future opportunities for NBA, Airspan and the combined company, NBA’s and Airspan’s estimated future results and the Proposed Transaction, including the likelihood and ability of the parties to successfully consummate the Proposed Transaction. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in NBA’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) the risk that the Proposed Transaction may not be completed in a timely manner or at all, which may adversely affect the price of NBA’s securities; (ii) the risk that the transaction may not be completed by NBA’s Business Combination deadline and the potential failure to obtain an extension of the Business Combination deadline if sought by NBA; (iii) the failure to satisfy the conditions to the consummation of the Proposed Transaction, including the adoption of the business combination agreement by the stockholders of NBA and Airspan, the satisfaction of the minimum trust account amount following redemptions by NBA’s public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third party valuation in determining whether or not to pursue the Proposed Transaction; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; (vi) the impact of COVID-19 on Airspan’s business and/or the ability of the parties to complete the Proposed Transaction; (vii) the effect of the announcement or pendency of the transaction on Airspan’s business relationships, performance and business generally; (viii) risks that the Proposed Transaction disrupts current plans and operations of Airspan; (ix) the outcome of any legal proceedings that may be instituted against Airspan or NBA related to the business combination agreement or the Proposed Transaction; (x) the ability to maintain the listing of NBA’s securities on the NYSE American; (xi) the price of NBA’s and the post-combination company’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which Airspan operates, variations in performance across competitors, changes in laws and regulations affecting Airspan’s business and changes in the combined capital structure; (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the Proposed Transaction, and identify and realize additional opportunities; (xiii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which Airspan operates; (xiv) the risk that Airspan and its current and future collaborators are unable to successfully develop and commercialize Airspan’s products or services, or experience significant delays in doing so; (xv) the risk that the post-combination company may not achieve or sustain profitability; (xvi) the risk that the post-combination company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xvii) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations; (xviii) the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations; (xix) the risk that the rollout and utilization of 5G technology will not provide the expected benefits; (xx) the risk that Airspan is unable to secure or protect its intellectual property; and (xxi) the risk that the post-combination company’s securities will not be approved for listing on the NYSE American or if approved, maintain the listing.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about NBA and Airspan or the date of such information in the case of information from persons other than NBA or Airspan, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Airspan’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

Investor Relations and Media Contact:

Howie Waterman

hwaterman@airspan.com

917-359-5505

Media Contact:

Paul Wakefield

pwakefield@airspan.com

+44 1895 467 181